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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 19, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)
4643 South Ulster Street, Suite 1300, Denver, CO 80237 (Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On August 19, 2003, UnitedGlobalCom Inc. (the "Company") filed a Current Report on Form 8-K reporting that Liberty Media Corporation ("Liberty") issued a press release announcing that it and the holders of all of the Class B Common Stock of the Company have executed a share exchange agreement pursuant to which Liberty has agreed to purchase all of such Class B Common Stock. Such Form 8-K also specified that upon consummation of this acquisition, Liberty will hold stock of the Company enabling it to elect at least a majority of the members of the board of directors of the Company.

        Exhibit 10.1 hereto incorporates by reference a copy of the share exchange agreement from the Schedule 13D/A filed by certain of the Company's founding stockholders.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.
Exhibit Number	Description
10.1	Share Exchange Agreement, dated August 18, 2003, by and among certain of the Company's founding stockholders and Liberty, incorporated by reference from that certain Schedule 13D/A filed by such founding stockholders on August 21, 2003
99.1	Press release of Liberty Media Corporation, dated August 19, 2003*

*
Previously filed as an exhibit to the Current Report on Form 8-K of the Company (File No. 000-496-58), dated August 19, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ ELLEN P. SPANGLER Ellen P. Spangler Senior Vice President of Business and Legal Affairs and Secretary

Date: August 22, 2003

EXHIBIT INDEX

Exhibit Number	Description
10.1	Share Exchange Agreement, dated August 18, 2003, by and among certain of the Company's founding stockholders and Liberty, incorporated by reference from that certain Schedule 13D/A filed by such founding stockholders on August 21, 2003
99.1	Press release of Liberty Media Corporation, dated August 19, 2003*

*
Previously filed as an exhibit to the Current Report on Form 8-K of the Company (File No. 000-496-58), dated August 19, 2003

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX